United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 15, 2023

Date of Report (Date of earliest event reported)

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	NASDAQ Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2023, Phoenix Motor Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the quarter ended March 31, 2023. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

A copy of the earnings release conference call transcript, dated May 15, 2023, reporting the Company's financial results for the quarter ended March 31, 2023, is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statement

The earnings release conference call script contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.  No assurance can be given that the net proceeds of the Offering will be used as indicated. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the following:  the Company’s ability to convert concept trucks and vans into production and sales; the Company’s product development timeline and expected start of production; development of competitive trucks and vans manufactured and sold by the Company’s competitors and major industry vehicle companies; the Company’s ability to scale in a cost-effective manner; the Company’s future capital requirements and sources and uses of cash; the Company’s ability to obtain funding for its future operations; the Company’s financial and business performance; changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; the implementation, market acceptance and success of its business model; expectations regarding the Company’s ability to obtain and maintain intellectual property protection and not infringe on the rights of others; and other risks contained in the Company’s definitive Rule 424(b)(4) initial public offering prospectus on Form S-1 dated June 9, 2022, the Company’s definitive Rule 424(b)(3 definitive prospectus on Form S-1 dated December 20, 2022 and other reports filed by the Company with the SEC.  For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in the earnings release conference call transcript. Additional factors are discussed in the Company’s filings with the SEC, including those set forth in the Risk Factors section of the Company's registration statements and other reports, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 15, 2023 issued by Phoenix Motor Inc.

99.2	Earnings Conference Call Transcript

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX MOTOR INC.

Dated: May 17, 2023

	By:	/s/ Chris Wang
Name: Chris Wang
Title: Chief Financial Officer